EXHIBIT 10.91

Amendment #A.004
20020124.5.S.6 — LSSD Ordering & Provisioning
Between
Startek, Inc.
And
AT&T Services, Inc.

 * Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission. An asterisk within brackets denotes omissions.

Amendment No. 20020124.5.S.6.A.004
AMENDMENT NO. 20020124.5.S.6.A.004
AGREEMENT NO. 20020124.5.S.6 — LSSD Ordering & Provisioning
This Amendment, effective April 1, 2007 (“Effective Date”), and amending Agreement No. 20020124.5.S.6, is by and between Startek, Inc., a Delaware corporation (“Supplier”) and AT&T Services, Inc. (formerly AT&T Corp.), a Delaware corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”
WITNESSETH
WHEREAS, Supplier and AT&T entered into Agreement No. 20020124.5.S.6, on April 15, 2004, as amended by Amendment 1, dated June 11, 2004, Amendment 2, dated December 20, 2004, and Amendment 3, dated December 15, 2005 (the “Agreement”); and
WHEREAS, Supplier and AT&T entered a new Master Agreement Number 20070105.006.C (“Master Agreement”) signed by Startek, Inc. on January 26, 2007 and AT&T on January 18, 2007 and the terms and conditions of this Master Agreement shall now govern this Agreement.
WHEREAS, Supplier and AT&T desire to further amend the Agreement as hereinafter set forth; and
ACCORDINGLY, the parties hereby agree as follows:
Agreement Number 20070105.006.C from the Effective Date forward shall govern and control Order No. 20020124.5.S.6 that was originally issued pursuant to Agreement No. 20020124.5.C. Agreement Number 20070105.006.C is hereby incorporated by reference into Agreement Order No. 20020124.5.S.6 and 20020124.5.C shall be of no effect.
Now, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:
1.	Section VII ‘TERM’, is hereby amended to change the end date to March 31, 2008.

2.	Section VII is hereby modified to add at the beginning of the Section:

“The maximum expenditure under this Amendment shall not exceed [*] Dollars ($[*]).
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Services, Inc., Startek, Inc., their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Amendment No. 20020124.5.S.6.A.004
3.	Section X Supplier’s Representative is hereby added:
[*]
Director — Client Services
44 Cook Street
Denver, CO 80206
Phone [*]
Email: [*]
The terms and conditions of Agreement No. 20020124.5.S.6 in all other respects remain unmodified and in full force and effect.
IN WITNESS WHEREOF, the Parties have caused this Amendment A.004 to Agreement No. 20020124.5.S.6 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last Party signs.

Startek, Inc.	AT&T Services, Inc.

By:	By:

Printed Name:	Printed Name:	Keith Connolly

Title:	Title:	Vice President, Global Strategic Sourcing

Date:	Date:

Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Services, Inc., Startek, Inc., their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

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